                                                                    EXHIBIT 10.5


THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS HOLDER PROVIDES TO THE ISSUER OF THIS WARRANT AN OPINION OF COUNSEL ACCEPTABLE TO SUCH ISSUER THAT THE SECURITIES MAY BE TRANSFERRED IN RELIANCE ON AN EXEMPTION FROM THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.


                                    WARRANT

             FOR THE PURCHASE OF CLASS B NON-VOTING COMMON STOCK OF
                    RMH SALES AND MARKETING CONSULTING, INC.


       1 .   ISSUANCE AND EXERCISE OF WARRANT.

             1.1.    ISSUANCE OF WARRANT.

                     (A) GENERAL. For value received, Chemical Bank, or its registered assigns (the "Warrantholder"), is entitled to purchase from RMH Sales and Marketing Consulting, Inc., a Pennsylvania corporation trading as RMH Telemarketing (the "Company"), upon surrender of this Warrant to the Company and upon payment of the Exercise Price (as hereinafter defined), subject to the terms and conditions set forth herein, 236,842 shares (the "Warrant Shares") of the Company's Class B Non-Voting Common Stock, no par value ("Class B Common Stock"), such number of Warrant Shares and the Exercise Price with respect thereto being subject to adjustment as provided herein. Any Warrant Shares purchased by exercise of this Warrant shall bear a legend substantially in the form as set forth above. The Company represents that it has authorized two classes of Common Stock, the Class B Common Stock and the Class A Voting Common Stock (together, the "Common Stock") of which 1,279,573 and 3,220,427 shares are issued and outstanding, respectively and two classes of Preferred Stock, Series A and Series B, of which 273,684 and 6,226,316 shares are issued and outstanding, respectively. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and non- assessable. Other than in connection with this Warrant or the conversion of the Class B Common Stock referred to below, and the fact that under certain conditions, the Series B Preferred Stock is convertible into Common Stock, there are no outstanding options, warrants, rights or understandings issued by or binding upon the Company requiring or providing for, and there are no outstanding debt or equity securities of the Company which upon the conversion, exchange or exercise thereof would require or provide for, the issuance of capital stock by the Company of any new or additional shares of capital stock or any other securities or which, with notice, lapse of time and/or payment of monies, are or would be convertible into or exercisable or exchangeable for shares of capital stock of the Company. Under the terms of the Company's Articles of Incorporation, each share of Class B Common Stock is convertible into one share of Class A Voting Common Stock upon the later to occur of (i) the effective date of a registration statement filed in connection with an IPO (as defined herein) or (ii) the fifth anniversary the date of first issuance of the Class B Common Stock. This Warrant is being issued pursuant to a Credit Agreement between the Company and Chemical Bank, as agent, dated as of even date herewith (the "Credit Agreement"), provided however that notwithstanding anything set forth herein, or in the Credit Agreement, to the contrary, this Warrant shall remain in full force and effect until the Expiration Date (as herein defined) and shall not terminate upon repayment or discharge of all Obligations (as defined in the Credit Agreement) under the Credit Agreement or any other Loan Documents (as defined in the Credit Agreement).

                     (B) REDUCTION UPON AN IPO. The number of Warrant Shares deliverable upon exercise of this Warrant shall be reduced as follows:

                          (i)     if an IPO occurs not later than the 12-month
anniversary of the date of initial issuance of this Warrant, the number of Warrant Shares shall be reduced by 40%;

                          (ii)    if an IPO occurs after the 12-month
anniversary but not later than the 15-month anniversary of the date of initial issuance of this Warrant, the number of Warrant Shares shall be reduced by 35%;

                          (iii)   if an IPO occurs after the 15- month
anniversary but not later than the 18-month anniversary of the date of initial issuance of this Warrant, the number of Warrant Shares shall be reduced by 30%;

                          (iv)    if an IPO occurs after the 18-month
anniversary but not later than the 21-month anniversary of the date of initial issuance of this Warrant, the number of Warrant Shares shall be reduced by 25%;

                          (v)     if an IPO occurs after the 21-month
anniversary but not later than the 24-month anniversary of the date of initial issuance of this Warrant, the number of Warrant Shares shall be reduced by 20%;

                          (vi)    if an IPO occurs after the 24-month
anniversary but not later than the 27-month anniversary of the date of initial issuance of this Warrant, the number of Warrant Shares shall be reduced by 15%;

                          (vii)   if an IPO occurs after the 27-month
anniversary but not later than the 30-month anniversary of the date of initial issuance of this Warrant, the number of Warrant Shares shall be reduced by 10%;





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                          (ix)    if an IPO occurs after the 30-month
anniversary but not later than the 33-month anniversary of the date of initial issuance of this Warrant, the number of Warrant Shares shall be reduced by 5%; and

                          (x)     if an IPO occurs after the 33-month
anniversary of the date of initial issuance of this Warrant, the number of Warrant Shares shall not be reduced.

                     (C) CERTAIN TERMS. As used herein, an "IPO" means an initial offering by the Company of Common Stock to the general public for cash pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or any comparable document under any similar federal statute then in force. As used herein, a "Secondary Offering" means any offering by the Company after the IPO of Common Stock to the general public for cash pursuant to an effective registration statement under the Securities Act, or any comparable document under any similar federal statute then in force.

             1.2.    EXERCISE OF WARRANT; EXPIRATION.

                     (A) EXERCISABILITY. This Warrant shall not be exercisable until the first to occur of (i) an IPO, (ii) the occurrence of an Acquisition (as that term is defined in Section 7.6(a), provided, however, that for this purpose a merger or consolidation in which the Company is the surviving entity shall not be deemed to be an Acquisition), or (iii) the closing of a sale which would permit the exercise of rights pursuant to the provisions of Sections 1.2(b) or 1.2(c). In addition, the Warrantholder shall be required to exercise this Warrant, in whole or in part, if the managing underwriter in any IPO or Secondary Offering determines, in its sole discretion, and notifies the Warrantholder in writing (in the manner required in Section 12), that such exercise is necessary, advisable or appropriate to the successful marketing of the Company's Common Stock in such IPO or Secondary Offering. An exercisable portion of this Warrant may be exercised in whole or in part at any time after it becomes exercisable and prior to the Expiration Date.

                     (B) TAG-ALONG RIGHTS. If at any time prior to an IPO, the holders of greater than 50% of the outstanding Common Stock of the Company (the "Majority Holders") have received a bona fide offer that the Majority Holders desire to accept to purchase all or any portion of the the Majority Holders' Common Stock, the Company shall not be permitted to effect on its books the transfer of such Common Stock unless (i) the Warrantholder, first, is given the option of exercising this Warrant; and (ii) the proposed purchaser of the Majority Holders' Common Stock (the "Proposed Purchaser") offers in writing to purchase the same percentage of shares of Common Stock so acquired by the Warrantholder from the Warrantholder at the same price per share and on the same terms as the Proposed Purchaser has offered to the Majority Holders. For example, if the Proposed Purchaser has offered to purchase 60% of the Common Stock from the Majority Holders, then the Proposed Purchaser must offer to purchase 60% of the Common Stock obtainable by the Warrantholder pursuant to this Warrant from the Warrantholder on identical terms. The right of the Warrantholder to accept such offer shall be exercisable only by providing written notice of such acceptance to the Proposed Purchaser, to each Majority Holder and to the Company within thirty (30) days of the date on which the Warrantholder receives such offer from the Proposed Purchaser.





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                     (C)  COME-ALONG RIGHTS. If at any time prior to an IPO,
the Majority Holders have received a bona fide offer that the Majority Holders desire to accept to purchase all or any portion of the Majority Holders' Common Stock, and the Warrantholder has elected not to accept the offer of the Proposed Purchaser of the Company's Common Stock to purchase the same percentage of shares of Common Stock acquired by the Warrantholder upon exercise of this Warrant from the Warrantholder at the same price per share and on the same terms as the Proposed Purchaser has offered to the Company, as required by Section 1.2(b) hereof, then the Majority Holders may, at their election, require the Warrantholder to exercise this Warrant and accept the Proposed Purchaser's offer to sell to the Proposed Purchaser the same percentage of shares of Common Stock so acquired by the Warrantholder at the same price per share and on the same terms as the Proposed Purchaser has offered to the Majority Holders. The right of the Majority Holders to require the Warrantholder to accept the Proposed Purchaser's offer shall be exercisable only by providing written notice of the exercise of its right to the Warrantholder within thirty (30) days after the expiration of the period of thirty (30) days referred to in Section 1.2(b) hereof within which the Warrantholder has the right to decide whether to accept the offer from the Proposed Purchaser.

                     (D) EXERCISE PRICE. The price for which the Warrant Shares may be purchased upon the exercise of this Warrant shall be $.01 per Warrant Share (such price, as the same may be adjusted pursuant to Section 2.1(a), being referred to herein as the "Exercise Price").

                     (E) EXPIRATION. This Warrant shall expire at 6 p.m., Eastern Time, on May 31, 2006 (the "Expiration Date").

        2.   ADJUSTMENTS; ANTI-DILUTION PROVISIONS.

             2.1. (A) ISSUANCE OF ADDITIONAL SHARES. If, at any time while this Warrant shall be outstanding, the Company shall issue or sell, at a per share price lower than the per share Fair Market Value of the Warrant Shares at the time of such issue or sale, to any person who is not an employee of the Company or any affiliate thereof (other than Raymond Hansell, Mary Sue Lucci Hansell or any person who is also an employee of Advanta Partners, LP or any affiliate thereof, provided that for this purpose the Company or any subsidiary of the Company shall not be deemed to be an affiliate of Advanta Partners, LP) on the date of such issuance, any new or additional shares of its Common Stock, whether now or hereafter authorized, and whether issued for cash or other consideration or by way of dividend, the number of shares of Class B Common Stock purchasable under this Warrant shall automatically increase by the same percentage as the number of such additional shares of Common Stock bears to the number of shares of Common Stock of the Company outstanding immediately prior to such issuance or sale. Notwithstanding the foregoing, to the extent such shares of Common Stock are issued for less than the per share Fair Market Value of the Warrant Shares, then such adjustment shall assume that only a percentage of such shares or securities were issued which equals (i) 100%, less (ii) the percentage of the Fair Market Value at which such shares or securities were issued. Consequently, for example, if 100,000 shares of Common Stock were issued for a price equal to 90% of the Fair Market Value, then for the purposes of the adjustment set forth in this paragraph, only 10,000 of such shares shall be deemed to have been issued. In the event of any adjustment in the number of shares purchasable under this Warrant





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pursuant to this Section 2.1 or Sections 2.2 or 2.3, then the Exercise Price shall be reduced (if the adjustment results in an increase in the number of shares which may be purchased) or increased (if the adjustment results in a reduction in the number of shares which may be purchased) by the same percentage.

                     (b) If the Company shall issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) to any person who is not an employee of the Company or any affiliate thereof (other than Raymond Hansell, Mary Sue Lucci Hansell or any person who is also an employee of Advanta Partners, LP or any affiliate thereof, provided that for this purpose the Company or any subsidiary of the Company shall not be deemed to be an affiliate of Advanta Partners, LP) as of the date of such event, any rights to subscribe for or to purchase, or any warrants or options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange any such convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities shall be less than the greater of the Exercise Price then in effect and the Fair Market Value per share of the Warrant Shares immediately prior to the time of such issuance, sale, distribution or grant, then the number of Warrant Shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in subsection (a) above on the basis that (i) the maximum number of additional shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities shall be deemed to have been issued and outstanding and (ii) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be the minimum consideration received. Except as otherwise provided in paragraph (d) below, no additional adjustment of the number of Shares purchasable under this Warrant or the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

                     (c) If the Company shall issue, sell or otherwise distribute (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, to any person who is not an employee of the Company or any affiliate thereof at the time of such event, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the greater of the Exercise Price then in effect and the Fair Market Value per share of the Warrant Shares immediately prior to the time of such issuance, sale or distribution, then the number of Warrant Shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in paragraph (a) above on the basis that (i) the maximum number of additional shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and (ii) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be the minimum consideration received. Except as otherwise provided in paragraph (d) below, no additional adjustment of the number of Shares purchasable under this Warrant or the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.





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                     (d)  If the purchase price provided for in any Option
referred to in paragraph (b) above, the additional consideration, if any, payable upon the conversion or exchange of any convertible Securities referred to in paragraph (b) or (c) above, or the rate at which any Convertible Securities referred to in paragraph (b) or (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 2), the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issue, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be; provided, however, that such readjustment shall give effect to such change only with respect to such Options and Convertible Securities as then remain outstanding.

             2.2. STOCK SPLIT, SUBDIVISION OR COMBINATION. If the Company, at any time while this Warrant is outstanding, shall split, subdivide or combine its Common Stock (by reclassification or otherwise than by payment of a dividend), the number of Warrant Shares purchasable under this Warrant (i) shall be proportionately increased, in case of a split or subdivision of such class, as of the effective date of such stock split or subdivision, or, if the Company shall take a record of the holders of its shares for the purpose of so splitting or subdividing, as at such record date, whichever is earlier, or (ii) shall be proportionately decreased, in the case of combination of shares of such class, as at the effective date of such combination or, if the Company shall take a record of holders of such class for the purpose of so combining, as at such record date, whichever is earlier, in each case to reflect the number of Shares of Common Stock outstanding after such event as compared to the number of such Shares outstanding immediately prior thereto. The adjustment provisions of this paragraph shall likewise apply with respect to all other classes of capital stock of the Company for which this Warrant may become exercisable pursuant to the provisions of Section 2.1 hereof.

             2.3. ASSET OR CAPITAL DIVIDEND. If the Company, at any time while this Warrant is outstanding, shall make a distribution of its assets to the holders of its Common Stock and/or any class of stock convertible into or exchangeable for its Common Stock or as a dividend in liquidation or partial liquidation or as a return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the Commonwealth of Pennsylvania, the Warrantholder shall be entitled to receive, in addition to the number of shares receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such assets as would have been payable to such Warrantholder had such Warrantholder been the holder of record of such shares on the record date for such distribution; and an appropriate provision therefor shall be made for the Warrantholder to be made a party to any such distribution. The adjustment provisions of this paragraph shall likewise apply with respect to all other classes of capital stock of the Company for which this Warrant may become exercisable pursuant to the provisions of Section 2.1 hereof.

             2.4. ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION OR RECLASSIFICATION. In the event the Company, at any time or from time to time while this Warrant is outstanding, (a) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other entity to





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consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for capital stock or other securities or property of any other entity, or (c) shall transfer all or substantially all of its properties and assets to any other entity, or (d) shall effect a capital reorganization or reclassification of the Common Stock (other than one deemed to result in the issue of additional shares of such class), then, and in each such event, lawful provision shall be made so that the Warrantholder shall be entitled to receive upon the exercise hereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, in lieu of the shares comprising the shares issuable upon exercise of this Warrant prior to such consummation, the capital stock and other securities and property to which the Warrantholder would have been entitled upon such consummation if the Warrantholder had exercised this Warrant immediately prior thereto. The adjustment provisions of this paragraph shall likewise apply with respect to all other classes of capital stock of the Company for which this Warrant may become exercisable pursuant to the provisions of Section 2.1 hereof.

             2.5 SPECIAL PROVISION UPON REORGANIZATION. Notwithstanding anything to the contrary contained in this Warrant, the Warrantholder agrees that if the Company proposes to adopt a plan of reorganization pursuant to which the Company is to become a wholly-owned subsidiary of a new corporation (the "Parent Corporation") and all holders of capital stock of the Company are to receive equity interests in the Parent having substantially identical preferences, limitations and special rights and in identical proportions to their existing equity interests in the Company, the Warrantholder shall surrender this Warrant (or any portion thereof that remains exercisable) and shall be issued a Warrant of the Parent Corporation on terms similar hereto (but any with any reference to the Company being changed to a reference to the Parent Corporation) exercisable for an identical number of shares of Class B Common Stock (or its equivalent) for which this Warrant (or any portion thereof that remains exercisable) is then exercisable.

             2.6.    ADJUSTMENT RULES.

                     (a) Any adjustments pursuant to this Section 2 shall be made successively whenever an event referred to herein shall occur.

                     (b) No adjustment shall be made pursuant to this Section 2 in respect of the issuance from time to time of any securities upon the exercise of Warrants.

             2.7 NOTICE OF ADJUSTMENT. Not less than 10 nor more than 90 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Section 2, the Company shall give notice to the Warrantholder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Warrantholder of such adjustment and computation promptly after such adjustment becomes determinable.





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             2.8     DEFINITION OF FAIR MARKET VALUE. For purposes of this
Section 2, "Fair Market Value" shall mean the fair market value of the shares, business, property or assets in question, as determined by the Board of Directors of the Company in good faith; provided, however, that if the Common Stock as at the time of determination is publicly traded, the Fair Market Value of the Shares thereof shall be the closing price thereof as of the end of the last trading day immediately prior to the issuance thereof with respect to which the Fair Market Value is being determined. Notwithstanding the foregoing, in the event that shares of Common Stock are issued by the Company to any officer, director or shareholder of the Company, then the Company shall give to the Warrantholder notice of the transaction as to which the Fair Market Value relates and the determination by the Board of the relevant Fair Market Value, and the Warrantholder may, within five business days thereafter, challenge such Fair Market Value by giving notice to the Company (and if no such notice is timely given by the Warrantholder to the Company, such Fair Market Value shall be deemed to be final, binding and conclusive). In the event of such timely challenge, an appraisal of the Fair Market Value shall be effected in accordance with the provisions of Section 7.5 hereof; provided, however, that the Warrantholder shall appoint the first appraiser and pay the cost of the appraisal done by such appraiser (with the cost of any other appraisals divided equally between the Warrantholder and the Company) and it must appoint its appraiser and have the appraisal completed and delivered to the Warrantholder within thirty days after it gives the notice of challenge to the original Fair Market Value and provided further that the Company may, if it disagrees with the Fair Market Value determined by the appraiser selected by the Warrantholder, appoint an appraiser to make the second appraisal and thereafter the other provisions of Section 7.5 shall be applicable. The Fair Market Value shall then be deemed to be that determined by the appraiser(s) pursuant to such procedure, unless such value is 95% or more of the Fair Market Value initially determined by the Company's Board, in which event such latter Fair Market Value shall control.

       3 .   NO FRACTIONAL SHARES. No fractional shares shall be issued in connection with any exercise hereof. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value per share, as determined in good faith by the Company's Board of Directors, on the date of exercise.

       4 .   NO SHAREHOLDER RIGHTS. This Warrant shall not entitle the
Warrantholder to any of the rights of a shareholder of the Company.

       5 .   RESERVATION OF SHARES. The Company covenants that the shares of
Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved and, when issued and paid for, will be validly issued, fully paid and non-assessable. The issuance of this Warrant shall constitute full authority to those officers of the Company who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares upon the exercise of this Warrant.





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       6 .   EXERCISE OF WARRANT.

             6.1. MANNER OF EXERCISE. To exercise this Warrant, in whole or in part, the Warrantholder shall deliver to the Company, at its address specified in Section 13 below: (a) a written notice in the form of Annex A hereto of such Warrantholder's election to exercise this Warrant, specifying the number of shares to be purchased; (b) a wire transfer or a certified or official bank check or checks payable to the order of the Company in an amount equal to the product of the Exercise Price per Warrant Share and the number of Warrant Shares to be purchased at such time pursuant to the Warrant, and (c) the original copy of this Warrant. At the election of the Warrantholder, the Company shall make appropriate arrangements to permit Warrantholder to exercise this Warrant in a "cashless exercise" whereby the Company will accept the transfer of shares of Common Stock of equal Fair Market Value in lieu of payment of the Exercise Price. Upon receipt of such items, the Company shall, as promptly as practicable, and in any event within 20 days thereafter, issue or cause to be issued and delivered to such Warrantholder a certificate or, if requested by the Warrantholder, multiple certificates representing the aggregate number of shares of Common Stock or other capital stock of the Company issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 3 above. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Warrantholder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that the notice provided for in Annex A, together with said cash or check or checks and this Warrant, are received by the Company as aforesaid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such Warrantholder a new Warrant evidencing the rights of such Warrantholder to purchase the unpurchased Warrant Shares, or such other securities, capital stock and/or other property as may become subject to the right to purchase by the Warrantholder under the terms hereof, which new Warrant shall in all other respects be identical to this Warrant.

             6.2. PAYMENT OF TAXES AND EXPENSES. All shares comprising the Warrant Shares issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed in respect of, the issue or delivery thereof, other than any federal, state or local income tax or other tax based upon gross or net income, owed by the Warrantholder on account of such issuance or delivery. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares in any name other than that of the registered Warrantholder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or other charge is due.





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       7 .   PUT OPTION.

             7.1. PUT OPTION. Subject to Section 7.4 below, at any time prior to an IPO and after the fifth anniversary of the date of initial issuance of this Warrant, or upon the occurrence of a Significant Corporate Event (as hereinafter defined), the Warrantholder shall be entitled to sell to the Company, this Warrant at the Put Value (as hereinafter defined) of the Warrant on that date (the "Put Option"). The "Put Value" shall be the Fair Market Value of this Warrant as of the date when the Warrantholder gives the Company notice of its intent to exercise the Put Option. The "Fair Market Value of this Warrant" shall be determined in accordance with Section 7.5 hereof.

             7.2. EXERCISE. The Company shall be required to purchase the Warrant in whole, as requested by the Warrantholder, upon delivery by the Warrantholder of (i) written notice evidencing the Warrantholder's irrevocable offer to sell the Warrant to the Company as provided in Section 7.1, and (ii) this Warrant, properly assigned or endorsed. The date upon which the Company receives the items listed in clauses (i) and (ii) above shall be referred to as the "Put Notice Date"

             7.3. SETTLEMENT. Subject to Section 7.4, the Company shall, as promptly as practicable, and in any event within 120 days after the determination of the Fair Market Value of the Warrant as provided in Section
7.5 herein, deliver payment in immediately available funds to the Warrantholder for the Warrant or any part thereof to be sold. The provisions of Section 6.2 herein governing payment of taxes and expenses and Section 3 governing fractional shares shall apply to the sale of the Warrant to the Company pursuant to this Put Option.

             7.4 LIMITATIONS ON COMPANY'S OBLIGATION TO CONSUMMATE THE PUT. The Company shall have no obligation to settle with respect to an exercise of the Put Option if the Board of Directors of the Company determines in good faith that the Company does not have access to sufficient funds to pay the Warrantholder the full amount of the Put Value either from (a) cash or cash equivalents then on hand or (b) proceeds of Company financings that (i) are available on commercially-reasonable terms and (ii) do not violate, or would over the passage of time result in such violation of, any then-existing credit agreement with any bank or other financial institution who has extended credit to the Company, including without limitation the Credit Agreement.

             7.5     DETERMINATION OF PUT VALUE.

             The "Fair Market Value of this Warrant" shall mean the fair market value of this Warrant in a transaction between a willing seller and a willing buyer with neither being compelled to act. If after a period of thirty (30) days after the Put Notice Date the Principals and the Company are unable to so agree, the Fair Market Value of this Warrant shall be determined in accordance with the following appraisal procedures. The Warrantholder and the Company shall choose a qualified third party investment bank or appraisal firm with a national reputation and at least 10 years of experience in the valuation of business enterprises (an "Appraiser") to appraise the Fair Market Value of the Warrant and whose determination will be final, binding, and conclusive on the parties. If the Warrantholder and the Company are unable to agree upon an Appraiser within twenty (20) days after the Put Notice Date, then not later than thirty (30) days after the Put Notice Date, each party shall select an Appraiser. Each of such Appraisers shall determine the Fair Market Value of the Warrant. Each Appraiser shall deliver its written appraisal to the parties within sixty (60) days following the date of the selection of the appraisers. If the appraisers agree, the agreed-upon value shall be the Fair Market Value of the Warrant. If the appraisers do not agree on the Fair Market Value of the Warrant, (A) if the higher of the two values is not more than 110% of the lower value, the Fair Market Value of the Warrant shall be the mean of the two values, and (B) if the higher of the two values is greater than 110% of the lower value, the Appraisers shall jointly select a third appraisal firm that has not performed services for either party who independently shall calculate the Fair Market Value of the Warrant within forty-five (45) days of such selection. The Fair Market Value of the Warrant determined by the third appraiser will be arithmetically averaged with the two values determined by the original Appraisers, and the value farthest from the average of the three will be disregarded. The Fair Market Value of the Warrant shall be the average of the two remaining values. The costs of appraisal shall be divided equally between the Warrantholder and the Company.

             7.6     ADJUSTMENT OF PUT VALUE UPON SIGNIFICANT CORPORATE EVENT.

                     (A) Not less than thirty (30) days prior to the occurrence of a Significant Corporate Event, the Company shall give to the Holder written notice, subject to any applicable confidentiality agreements, laws or regulations, of such Significant Corporate Event, the date same is to occur and all principal terms thereof, including without limitation the amount of proceeds to be derived therefrom and the amount to be distributed to the Company's holders of Common Stock (the "Distributable Amount") in connection therewith. Each such notice shall state that (i) Company is not contemplating or planning any other Significant Corporate Event or (ii) the Company is contemplating or planning another Significant Corporate Event and describing same to the same extent as that required in the preceding sentence. The Company shall furnish to the Holder such information concerning each Significant Corporate Event as the Holder shall reasonably request. A "Significant Corporate Event" means any Acquisition or Change in Control that is consummated on or prior to the sixth-month anniversary of the date of a purchase by the Company of the Warrant pursuant to the Put Option. For purposes hereof:
"Acquisition" means any transaction pursuant to which all or substantially all of the assets of the Company are sold, transferred or otherwise disposed, or the Company merges with or into another third party entity or consolidates with another such entity, or the Company or any Subsidiary of the Company liquidates or dissolves; and "Change in Control" means any transaction or series of related transactions in which beneficial ownership of more than fifty-one percent (51%) of the issued and outstanding shares of capital stock of the Company or any Subsidiary of the Company are sold, transferred or disposed to any person or entity other than Advanta Corp., Advanta Partners, L.P. or any subsidiary, direct or indirect, of either of the foregoing.

                     (B) In the event that a Significant Corporate Event is consummated, the amount payable to the Warrantholder under Section 7.3 shall be increased by the amount, if any, by which (i) that portion of the Distributable Amount which the Warrantholder would have received from such Significant Corporate Event if the Put Option had not been exercised and this Warrant had been exercised, immediately prior to the record date for determining the shareholders of record of the

Company entitled to receive consideration for their Shares on account of the Significant Corporate Event, exceeds (ii) the amount theretofore paid to the Warrantholder pursuant to Section 7.3 as the Fair Market Value of the Warrant.

                     (C) The Company shall pay any increased purchase price payable pursuant to this Section 7.5 in immediately available funds on the date of the closing of the relevant Significant Corporate Event.

        8.   REGISTRATION RIGHTS.

             8.1. DESCRIPTION OF RIGHTS. If the Company at any time proposes for any reason to register any of its Common Stock under the Securities Act in connection with a proposed offering by the Company to the general public, the Company shall at such time promptly give written notice to the Warrantholder and all holders of Warrant Shares theretofore purchased upon the exercise hereof of the Company's intention to do so, and, upon the written request, given within thirty (30) days after the date of any such notice, of the Warrantholder or the holders of Warrant Shares theretofore purchased upon the exercise hereof to register any of the shares purchased or purchasable hereunder (the "Shares"), the Company shall cause all such Shares the registration of which has been so requested to be included in the Company's registration statement under the Securities Act, promptly upon receipt of the written request of the Warrantholder and/or such holders for such registration. In no event, however, shall the Company be required to continue with the registration of shares of its Common Stock if the Board of Directors of the Company determines that it is no longer in the best interests of the Company to proceed with the registration. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, and, if the managing underwriter determines and advises the holders thereof in writing that the inclusion of all Shares and other Common Stock of the Company entitled to be included in the registration ("Other Registrable Stock") originally covered by a request for registration would interfere with the successful marketing of such securities, the number of Shares and shares of Other Registrable Stock that may, in the sole discretion of the managing underwriter, be included in the registration statement on behalf of the holders thereof, if any, shall be allocated: first, to the securities sought to be included by the Company in such registration statement; and second, to the holders of the Other Registrable Stock and the Warrantholder in proportion, as nearly as practicable, to the respective number of shares of Other Registrable Stock and Shares that they had requested to be included in such registration statement. Notwithstanding anything to the contrary set forth herein, the Company shall not be obligated to include in any registration statement any Shares that, in the opinion of counsel satisfactory to the Company, may be transferred without registration under the Securities Act.

             8.2. REGISTRATION PROCEDURE. If and whenever the Company is under an obligation pursuant to the provisions of this Section 8 to use its best efforts to effect the registration of any Shares, the Company shall, as expeditiously as practicable:

                     (A) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act with respect to such Shares and use its best efforts to cause such registration statement to become and remain effective;

                     (B) Prepare and file with the Commission such amendments and supplements to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Shares covered by such registration statement;

                     (C) Furnish to each seller such number of copies of a summary prospectus or other prospectus including a preliminary prospectus, and each amendment and supplement, in conformity with the requirements of the Securities Act and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Shares;

                     (D) Use its best efforts to register or qualify the Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each such seller shall reasonably request and do any and all other acts or things that may be necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Shares;

                     (E) Make available for inspection by any seller of Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial or other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

                     (F) Notify each seller of the Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

             8.3. EXPENSES. The Company shall pay all expenses of such registration with respect to any Shares to be included in any registration statement, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and disbursements of counsel and accountants, provided, however, that all underwriting discounts and selling commissions applicable to the Shares covered by any such registration and all fees and expenses of any attorneys or other advisors advising the holders of such

Shares with respect to the sale of such Shares shall be paid by the holders of such Shares. Such expenses shall be borne by the respective sellers of the Shares included in such registration in proportion to the respective number of Shares sold by each of them.

             8.4. LOCK-UP. Each holder of Shares agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any registration statement relating to an underwritten public offering effected by the Company (except for the sale of Shares as part of such underwritten registration), and ending on such date as the managing underwriter shall specify, but in no event shall such lock-up period end later than 180 days after such effective date.

             8.5. COOPERATION WITH THE COMPANY. Each prospective seller of Shares registered or to be registered under any registration hereunder shall furnish to the Company such information and execute such documents regarding the Shares held by such seller and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

             8.6.    INDEMNIFICATION; CONTRIBUTION.

                     (A) In the event of any registration of any Shares under the Securities Act pursuant to this Section 8 or registration or qualification of any Shares under state securities or blue sky laws, the Company shall indemnify and hold harmless the seller of such Shares, each underwriter of such Shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act, state securities or blue sky laws, or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Shares under state securities or blue sky laws, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse each person indemnified hereunder for all legal or other reasonable expenses reasonably incurred by him or it in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement or any document incident to registration or qualification of any Shares under state securities or blue sky laws in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller, underwriter or other person specifically for use in the preparation thereof.

                     (B) Before Shares held by any prospective seller shall be included in any registration pursuant to this Section 8, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Shares under state securities or blue sky laws, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement or any document incident to registration or qualification of any Shares under state securities or blue sky laws.

                     (C) Promptly after receipt by a person indemnified hereunder of notice of the commencement of any action involving a claim referred to in either Section 8.6(a) or 8.6(b) hereof, such indemnified person shall, if a claim in respect thereof is made against an indemnifying person, give written notice to the latter of the commencement of such action; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8.6. In case any such action is brought against an indemnified person, the indemnifying person will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying person similarly notified to the extent that it may wish; with counsel reasonably satisfactory to such indemnified person, and after notice from the indemnifying person to such indemnified person of its election so to assume the defense thereof, the indemnifying person shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it that are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties, and such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.

                     (D) If the indemnification provided for in this Section 8 shall be unavailable under applicable law to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each applicable party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holders of Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses, or liabilities as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holders of Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the holders of Shares and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, expenses and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

        9. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrantholder, will execute and deliver, in lieu thereof, a new Warrant.

       10. TRANSFER OF WARRANT. Until the occurrence of an IPO this Warrant shall not be transferable except to an affiliate of Chemical Bank who is an "accredited investor", as that term is defined in Regulation D under the Securities Act of 1933, as amended, and subject to the conditions stated in clauses (a) and (b) of the third sentence of this Section 10. Notwithstanding the foregoing, the economic rights arising from this Warrant (but not any other rights, including, without limitation, any rights referred to by Sections 6, 7 or 8 hereof), may be transferred to affiliates of the Warrantholder and one or more of the lenders who become party to the Credit Agreement at the time of the initial syndication of the loans thereunder by Chemical Bank; provided that each such transferee is an "accredited investor", as that term is defined in Regulation D under the Securities Act of 1933, as amended. After the occurrence of an IPO, this Warrant and all rights hereunder are transferable upon surrender of this Warrant properly endorsed; provided that: (a) such transfer must be effected in accordance with applicable securities laws, and (b) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of the transferee and the number of shares that the transferee is entitled to purchase upon exercise. Upon such surrender, the Company, at the expense of the transferee or transferor hereof, as the transferee and transferor may decide between themselves, shall issue and deliver to, on the order of the transferee, a new Warrant in the name of such transferee or as such transferee (on payment by such transferee of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares called for on the face of the Warrant surrendered.

       11. MISCELLANEOUS. This Warrant shall be governed by the laws of the Commonwealth of Pennsylvania. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Warrantholder. The invalidity or unenforcability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

       12. DELIVERY OF FINANCIAL STATEMENTS. To the extent that the Credit Agreement has been terminated, the Warrantholder shall nonetheless be entitled to continue to receive from the Company, as long as this Warrant is outstanding, all annual and quarterly financial statements of the Company and all reports filed by the Company with the Securities and Exchange Commission, which would be required to be delivered by the Company to the Lenders under the Credit Agreement if the Credit Agreement had continued.

       13. NOTICE GENERALLY. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by registered or certified mail, postage prepaid, or overnight delivery service, addressed to the Warrantholder at such Warrantholder's last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at RMH Sales and Marketing Consulting, Inc., 40 Morris Avenue, Bryn Mawr, PA 19010, Attention: Chief Financial Officer with an additional copy to Advanta Partners L.P., Five Horsham Business Center, 300 Welsh Road, Horsham, PA 19044, Attention: Anthony P. Brenner, Senior Managing Director, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

             ISSUED THIS 24th day of May, 1996.

(SEAL)                                  RMH SALES AND MARKETING CONSULTING, INC.

Attest:

/s/                                         /s/ MarySue Lucci Hansell
 _______________________                By:_____________________________________
Secretary                                  Title: President

                                                                         ANNEX A


                               NOTICE OF EXERCISE

                               (To be Executed by
                          the Registered Warrantholder
                       in Order to Exercise the Warrant)

         The undersigned hereby irrevocably elects to exercise the right to purchase from RMH Sales and Marketing Consulting, Inc.________________________ (____________) Warrant Shares covered by the Warrant dated ______________,1996 and issued to__________________, according to the conditions thereof.

         Payment is hereby tendered in the form of $________________________ by wire transfer or by certified or bank check.

         The undersigned understands that the shares being issued hereunder have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that such shares may not be sold, transferred, or assigned except: (i) pursuant to an effective registration thereof under the Act; or (ii) if in the opinion of counsel for the registered owner thereof, which opinion is reasonably satisfactory to the Company, the proposed sale, transfer or assignment may be effected without such registration under the Act and will not be in violation of applicable state securities laws.


                                           Printed Name
                                           of Registered
Dated:_______________                      Warrantholder:_______________________

                                           Signature:___________________________

                                           Address:_____________________________

                                                   _____________________________

                                                   _____________________________